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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 20, 2004


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
          dated as of September 1, 2004, providing for the issuance of
            Asset-Backed Pass-Through Certificates, Series 2004-IA1)


                       Ameriquest Mortgage Securities Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)




           Delaware                 333-118137             33-0885129
           --------                 ----------             ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                              92868
------------------                                              -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660
                                                     --------------



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

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets
           --------------------------------------------------

Description of the Certificates and the Mortgage Pool

                  On September 20, 2004, a series of certificates, entitled Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, Series 2004-IA1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of September 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Ameriquest Mortgage Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company ("Ameriquest") as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of sixteen classes of certificates (collectively, the "Certificates"), designated as the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates and Class M-9 Certificates, Class CE Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates, collectively, the "Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool") of conventional, one- to four- family, adjustable-rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $300,005,332.11 as of September 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated August 27, 2004, between Ameriquest and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates and Class M-8 Certificates were sold by the Depositor to JPMorgan Securities Inc. and Greenwich Capital Markets, Inc. as the Underwriters (the "Underwriters"), pursuant to an Underwriting Agreement, dated September 17, 2004 (the "Underwriting Agreement") among the Depositor, Ameriquest and the Underwriters.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:



                                      INITIAL CERTIFICATE        PASS-THROUGH
             CLASS                    PRINCIPAL BALANCE(1)          RATE
             -----                    --------------------          ----
 Offered Certificates
 A-1...........................          $141,000,000.00          Variable
 A-2...........................           $57,400,000.00          Variable
 A-3...........................           $51,705,000.00          Variable
 M-1...........................           $11,250,000.00          Variable
 M-2...........................           $10,650,000.00          Variable
 M-3...........................            $3,300,000.00          Variable
 M-4...........................            $6,900,000.00          Variable
 M-5...........................            $2,850,000.00          Variable
 M-6...........................            $2,700,000.00          Variable
 M-7...........................            $2,100,000.00          Variable
 M-8...........................            $3,150,000.00          Variable
 M-9...........................            $2,250,000.00          Variable
----------
(1)      Approximate.
(2 The pass-through rate on each class of Adjustable-Rate Certificates will be based on one-month LIBOR plus the applicable margin set forth above, subject to the rate caps described in this prospectus supplement.

         The Certificates, other than the Class M-9 Certificates, the Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated September 17, 2004 (the "Prospectus Supplement"), and the Prospectus, dated August 27, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-9 Certificates, the Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits


         Exhibit No.                                                   Description
         -----------                                                   -----------
              4.1                           Pooling and  Servicing  Agreement,  dated as of September  1, 2004,  by
                                            and  among   Ameriquest   Mortgage   Securities   Inc.  as   Depositor,
                                            Ameriquest  Mortgage  Company  as Master  Servicer  and  Deutsche  Bank
                                            National  Trust  Company as  Trustee  relating  to the Series  2004-IA1
                                            Certificates.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 4, 2004


                                           AMERIQUEST MORTGAGE SECURITIES INC.


                                           By: /s/ John P. Grazer
                                              --------------------------------
                                           Name:   John P. Grazer
                                           Title:  CFO

Index to Exhibits
-----------------




                                                                                               Sequentially
     Exhibit No.                                Description                                   Numbered Page
     -----------                                -----------                                   -------------
         4.1           Pooling and  Servicing  Agreement,  dated as of September 1,               7
                       2004,  by and among  Ameriquest  Mortgage  Securities  Inc. as
                       Depositor,  Ameriquest Mortgage Company as Master Servicer and
                       Deutsche  Bank National  Trust Company as Trustee  relating to the Series 2004-IA1 Certificates.

                                   Exhibit 4.1